Joint Filer Information

Title of Security:                Common Stock

Issuer and Ticker Symbol:         TRW Automotive Holdings Corp. [TRW]

Designated Filer:                 Automotive Investors L.L.C.

Other Joint Filers:               Blackstone Management Associates IV L.L.C.,
                                  Blackstone Capital Partners IV-A L.P.,
                                  Blackstone Family Investment Partnership IV-A
                                  L.P., Blackstone Capital Partners IV L.P.,
                                  Blackstone Automotive Co-Invest Capital
                                  Partners L.P., Peter G. Peterson, Stephen A.
                                  Schwarzman

Addresses:                        The principal business office address of each
                                  of the Joint Filers above is c/o The
                                  Blackstone Group, 345 Park Avenue, New York,
                                  New York 10154

Signatures:                       Blackstone Management Associates IV L.L.C.


                                     By:  /s/ Robert L. Friedman
                                          ------------------------------
                                          Name: Robert L. Friedman
                                          Title: Member


                                  Blackstone Capital Partners IV-A L.P.

                                     By:  Blackstone Management Associates IV
                                          L.L.C., as General Partner

                                          By:  /s/ Robert L. Friedman
                                               ------------------------------
                                               Name: Robert L. Friedman
                                               Title: Member



                                  Blackstone Family Investment Partnership
                                  IV-A L.P.

                                     By:  Blackstone Management Associates IV
                                          L.L.C., as General Partner

                                          By:  /s/ Robert L. Friedman
                                               ------------------------------
                                               Name: Robert L. Friedman
                                               Title: Member


                                  Blackstone Capital Partners IV L.P.

                                     By:  Blackstone Management Associates IV
                                          L.L.C., as General Partner

                                          By:  /s/ Robert L. Friedman
                                               ------------------------------
                                               Name: Robert L. Friedman
                                               Title: Member


                                  Blackstone Automotive Co-Invest Capital
                                  Partners L.P.

                                     By:  Blackstone Management Associates IV
                                          L.L.C., as General Partner

                                          By:  /s/ Robert L. Friedman
                                               ------------------------------
                                               Name: Robert L. Friedman
                                               Title: Member



                                  /s/ Peter G. Peterson
                                  -----------------------------------
                                  Peter G. Peterson



                                  /s/ Stephen A. Schwarzman
                                  ---------------------------------
                                  Stephen A. Schwarzman